PREPAID EXPENSES AND OTHER CURRENT ASSETS, NET (Tables)	12 Months Ended
Dec. 31, 2024
Prepaid Expense and Other Assets, Current [Abstract]
Summary of prepaid expenses and other current assets

Prepaid expenses and other current assets consisted of the following:

	As of December 31,
	2023	2024
	RMB	RMB
Prepaid VAT and income tax(1)	124,951	142,178
Prepaid other service fees(2)	78,079	119,828
Receivables from third parties(3)	161,408	159,007
Amounts due from a third party(4)	179,200	—
Receivables from third-party payment platforms(5)	71,701	3,879
Staff advance	10,950	15,764
Receivables from broker	4,359	1,145
Others	18,407	5,604
Total	649,055	447,405
Less: Allowance for expected credit losses	(10,807)	(15,576)
	638,248	431,829

(1)
Prepaid VAT and income tax mainly consist of VAT input that is expected to offset with VAT output tax or to be transferred out in the future related to 2023 and 2024.
(2)
Prepaid other service fees mainly consist of prepayment of advertising fees and cloud server hosting fees. The prepayments of advertising fees and cloud server hosting fees are generally short-term in nature and are amortized over the related service period.
(3)
Receivables from third parties mainly consist of receivables from non-consolidated variable interest entities raised from disposal of assets and technical support services in 2022, rent and sales of inventory from 2022 to 2024.
(4)
Amounts due from a third party represents loans to a non-consolidated variable interest entity with interest rate of 3.45%, which have been repaid in 2024.
(5)
Receivables from third-party payment platforms represents withdrawable cash balance that has been received from customers but held by the third-party payment platforms. The Group subsequently collected the full balance from the third-party payment platforms.